UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2014 (July 31, 2014)

____________________________

Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

___________________________

Delaware	0-1667	31-4421866
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8111 Smith’s Mill Road	43054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 491-2225

Not applicable

(Former name or former address, if changed since last report)

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01 Other Events.

On July 31, 2014, Bob Evans Farms, Inc. (the “Company”) issued press release indicating that it had filed an investor presentation (“Investor Presentation”). The Company’s Investor Presentation and press release are available on its website at http://www.bobevans.com/investors/default.aspx and are also furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The Company’s reports on Forms 10-K, 10-Q and 8-K filed with the U.S. Securities and Exchange Commission (“SEC”), and other publicly available information, should be consulted for other important information about the Company.

The information included in the Investor Presentation includes financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. References as to the reconciliation of the non-GAAP information is included in the Investor Presentation furnished as Exhibit 99.1.

Some of the matters discussed in this Current Report on Form 8-K, including Exhibit 99.1, constitute forward-looking statements within the meaning of the “safe-harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of the Company and/or its management. The Company’s business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to, the risk factors set forth in the Company’s filings with the SEC.

Important Additional Information

Bob Evans Farms Inc. (the “Company”), its directors and certain of its executive officers are participants in the solicitation of proxies in connection with the Company’s 2014 Annual Meeting of Stockholders. The Company has filed a definitive proxy statement and form of WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from the Company’s stockholders. WE URGE INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise, is set forth in the Company’s proxy statement for its 2014 Annual Meeting of Stockholders, filed with the SEC on July 11, 2014. Stockholders will be able to obtain, free of charge, copies of the definitive proxy statement (and amendments or supplements thereto) and accompanying WHITE proxy card, and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at http://investors.bobevans.com/sec.cfm.

This document contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been sought or obtained to use the material as proxy soliciting material.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Bob Evans Farms, Inc. Investor Presentation (Revised 7/31/14)

99.2	Bob Evans Farms, Inc. Press Release dated July 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 31, 2014

BOB EVANS FARMS, INC.

By:	/s/ Kevin C. O’Neil
Kevin C. O’Neil, Vice President, Assoc. General Counsel and Asst. Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Bob Evans Farms, Inc. Investor Presentation (Revised 7/23/14)

99.2	Bob Evans Farms, Inc. Press Release dated July 31, 2014